Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2025 of Fold Holdings, Inc., a Delaware corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Will Reeves, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Fold Holdings, Inc.

Date: November 10, 2025	By:	/s/ Will Reeves
Will Reeves
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Fold Holdings, Inc. and will be retained by Fold Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.